Exhibit 10.2
OPORTUN PLW TRUST
SEVENTH AMENDMENT TO THE LOAN AND SECURITY AGREEMENT
This SEVENTH AMENDMENT TO THE LOAN AND SECURITY AGREEMENT, dated as of August 29, 2024 (this “Amendment”), is entered into among OPORTUN PLW TRUST, as borrower (the “Borrower”), OPORTUN PLW DEPOSITOR, LLC, as the depositor (the “Depositor”), OPORTUN, INC., as seller (the “Seller”), the various financial institutions party hereto, as lenders (in such capacity, each, a “Lender” and collectively, the “Lenders”), and WILMINGTON TRUST, NATIONAL ASSOCIATION, as collateral agent (in such capacity, the “Collateral Agent”), as paying agent (in such capacity, the “Paying Agent”), as securities intermediary (in such capacity, the “Securities Intermediary”) and as depositary bank (in such capacity, the “Depositary Bank”).
RECITALS
WHEREAS, the Borrower, the Depositor, the Seller, the Lenders, the Collateral Agent, the Paying Agent, the Securities Intermediary and the Depositary Bank have previously entered into that certain Loan and Security Agreement, dated as of September 8, 2021 (as amended, modified or supplemented prior to the date hereof, the “Loan Agreement”);
WHEREAS, concurrently herewith, the Borrower and the Lenders are entering into that certain Consent and Acknowledgment, dated as of the date hereof; and
WHEREAS, in accordance with Section 10.1 of the Loan Agreement, the parties desire to amend the Loan Agreement as provided herein.
NOW, THEREFORE, in consideration of the mutual agreements herein contained, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each party hereto agrees as follows:
ARTICLE I
DEFINITIONS
SECTION 1.01.    Defined Terms Not Defined Herein. All capitalized terms used herein that are not defined herein shall have the meanings assigned to them in, or by reference in, the Loan Agreement.
ARTICLE II
AMENDMENTS TO THE LOAN AGREEMENT
SECTION 2.01.    Amendments. The Loan Agreement is hereby amended to incorporate the changes reflected on the marked pages of the Loan Agreement attached hereto as

4162-9102-9843.4

Schedule I, with a conformed copy of the amended Loan Agreement attached hereto as Schedule II.
ARTICLE III
REPRESENTATIONS AND WARRANTIES
SECTION 3.01.    Representations and Warranties. Each of the Seller, the Depositor and the Borrower hereby represents and warrants to each Lender, the Collateral Agent, the Paying Agent, the Securities Intermediary, the Depositary Bank that:
(a)    Representations and Warranties. Both before and immediately after giving effect to this Amendment, the representations and warranties made by the Seller, the Depositor and Borrower in the Loan Agreement and each of the other Transaction Documents to which it is a party are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).
(b)    Enforceability. This Amendment and the Loan Agreement, as amended hereby, constitute the legal, valid and binding obligation of the Seller, the Depositor and the Borrower enforceable against the Seller, the Depositor and the Borrower in accordance with its respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and by general principles of equity.
(c)    No Defaults. No Rapid Amortization Event, Event of Default, Servicer Default or Block Event has occurred and is continuing.
ARTICLE IV
MISCELLANEOUS
SECTION 4.01.    Ratification of Loan Agreement. As amended by this Amendment, the Loan Agreement is in all respects ratified and confirmed and the Loan Agreement, as amended by this Amendment, shall be read, taken and construed as one and the same instrument.
SECTION 4.02.    Execution in Counterparts; Electronic Execution. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Each of the parties hereto agrees that this transaction may be conducted by electronic means. Any signature (including, without limitation, (x) any electronic symbol or process attached to, or associated with, a contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record and (y) any facsimile or .pdf signature) hereto or to any other certificate, agreement or document related to this transaction, and any contract formation or record-keeping, in each case, through electronic means, shall have the same legal validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the

Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any similar state law based on the Uniform Electronic Transactions Act, and the parties hereto hereby waive any objection to the contrary. Each party agrees, and acknowledges that it is such party’s intent, that if such party signs this Amendment using an electronic signature, it is signing, adopting, and accepting this Amendment and that signing this Amendment using an electronic signature is the legal equivalent of having placed its handwritten signature on this Amendment on paper. Each party acknowledges that it is being provided with an electronic or paper copy of this Amendment in a usable format.
SECTION 4.03.    Recitals. The recitals contained in this Amendment shall be taken as the statements of the Borrower, the Depositor and the Seller, and none of the Collateral Agent, the Paying Agent, the Securities Intermediary or the Depositary Bank assumes any responsibility for their correctness. None of the Collateral Agent, the Paying Agent, the Securities Intermediary or the Depositary Bank makes any representations as to the validity or sufficiency of this Amendment.
SECTION 4.04.    Rights of the Collateral Agent, the Paying Agent, the Securities Intermediary and the Depositary Bank. The rights, privileges and immunities afforded to the Collateral Agent, the Paying Agent, the Securities Intermediary and the Depositary Bank under the Loan Agreement shall apply hereunder as if fully set forth herein.
SECTION 4.05.    GOVERNING LAW; JURISDICTION. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW). EACH OF THE PARTIES TO THIS AMENDMENT HEREBY AGREES TO THE NON-EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT HAVING JURISDICTION TO REVIEW THE JUDGMENTS THEREOF. EACH OF THE PARTIES HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.
SECTION 4.06.    Effectiveness. This Amendment shall become effective as of the date hereof upon:
(a)    receipt by the Collateral Agent and the Paying Agent of an Officer’s Certificate of the Borrower stating that the execution of this Amendment is authorized and permitted by the Transaction Documents and all conditions precedent to the execution of this Amendment have been satisfied;

(b)    receipt by the Collateral Agent and the Paying Agent of an Opinion of Counsel stating that the execution of this Amendment is authorized and permitted under the Transaction Documents and all conditions precedent to the execution of this Amendment have been satisfied;
(c)    receipt by the Collateral Agent and the Paying Agent of the Consent and Acknowledgment, duly executed by each of the parties thereto;
(d)    receipt by the Collateral Agent, Paying Agent and the Lenders of counterparts of this Amendment, duly executed by each of the parties hereto; and
(e)    receipt by the Collateral Agent, the Paying Agent and the Lenders of such other instruments, documents, agreements and opinions reasonably requested by the Collateral Agent, the Paying Agent or any of the Lenders prior to the date hereof.
SECTION 4.07.    Limitation of Liability of Owner Trustee. Notwithstanding anything herein or in any Transaction Document to the contrary, it is expressly understood and agreed by the parties hereto that (i) this Amendment is executed and delivered by Wilmington Trust, National Association, not individually or personally but solely as owner trustee (the “Owner Trustee”) of the Borrower, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of the Borrower is made and intended not as personal representations, undertakings and agreements by Wilmington Trust, National Association in its individual capacity, but made and intended for the purpose of binding only the Borrower, (iii) nothing herein contained shall be construed as creating any liability on Wilmington Trust, National Association, individually or personally, to perform any covenants, either expressed or implied, contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, (iv) Wilmington Trust, National Association has made no investigation as to the accuracy or completeness of any representations and warranties made by the Borrower in this Amendment and (v) under no circumstances shall Wilmington Trust, National Association be personally liable for the payment of any indebtedness or expenses of the Borrower or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Borrower under this Amendment or any other related document.
(Signature page follows)

IN WITNESS WHEREOF, the Borrower, the Depositor, the Seller, the Lenders, the Collateral Agent, the Paying Agent, the Securities Intermediary and the Depositary Bank have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.
OPORTUN PLW TRUST,
as Borrower

By: Wilmington Trust, National Association, not in its individual capacity, but solely as Owner Trustee of the Borrower

By: /s/ Drew H. Davis
Name: Drew H. Davis
Title: Vice President

OPORTUN PLW DEPOSITOR, LLC,
as Depositor

By: /s/ Jonathan Coblentz
Name: Jonthan Coblentz
Title: Treasurer

OPORTUN, INC.,
as Seller

By: /s/ Jonathan Coblentz
Name: Jonathan Coblentz
Title: Chief Financial Officer

WILMINGTON TRUST, NATIONAL ASSOCIATION,
not in its individual capacity but solely as Collateral Agent

By: /s/ Drew H. Davis
    Name: Drew H. Davis
    Title: Vice President

WILMINGTON TRUST, NATIONAL ASSOCIATION,
not in its individual capacity but solely as Paying Agent

By: /s/ Drew H. Davis
    Name: Drew H. Davis
    Title: Vice President

WILMINGTON TRUST, NATIONAL ASSOCIATION,
not in its individual capacity but solely as Securities Intermediary

By: /s/ Drew H. Davis
    Name: Drew H. Davis
    Title: Vice President

WILMINGTON TRUST, NATIONAL ASSOCIATION,
not in its individual capacity but solely as Depositary Bank

By: /s/ Drew H. Davis
    Name: Drew H. Davis
    Title: Vice President

GOLDMAN SACHS BANK USA,
as a Committed Lender

By: /s/ Jeffrey Clark
Name: Jeffrey Clark
Title: Authorized Person

JEFFERIES FUNDING LLC,
as a Committed Lender

By: /s/ Michael Wade
Name: Michael Wade
Title: Managing Director

JPMORGAN CHASE BANK, N.A.,
as a Committed Lender

By: /s/ Gareth Morgan
Name: Gareth Morgan
Title: Executive Director

CHARIOT FUNDING LLC,
as a Bank Sponsored Lender

By: /s/ Gareth Morgan
Name: Gareth Morgan
Title: Executive Director

MORGAN STANLEY BANK, N.A.,
as a Committed Lender

By: /s/ Stephen Marchi
Name: Stephen Marchi
Title: Authorized Signatory

SCHEDULE I
Amendments to the Loan Agreement

CONFORMED COPY
As amended by the
Seventh Amendment to the Loan and Security Agreement,
dated as of August 29, 2024
LOAN AND SECURITY AGREEMENT
among
OPORTUN PLW TRUST,
as Borrower,
OPORTUN PLW DEPOSITOR, LLC,
as Depositor,
OPORTUN, INC.,
as Seller,
THE FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY HERETO,
as Lenders,
and
WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Collateral Agent, Paying Agent, Securities Intermediary and Depositary Bank

dated as of September 8, 2021

“Class A Advance Rate” means 80.0%.
“Class A Aggregate Unused Commitment” means, at any time, an amount equal to (i) the Class A Maximum Principal Amount at such time, minus (ii) the Aggregate Class A Loan Principal at such time.
“Class A Borrowing Base Amount” means, on any date of determination, the product of (i) the Outstanding Receivables Balance of all Eligible Receivables (other than any Eligible Receivables that would cause the Concentration Limits to be exceeded) and (ii) the Class A Advance Rate.
“Class A Borrowing Base Shortfall” means, on any date of determination, the excess, if any, of (i) the Class A Loan Principal, over (ii) the Class A Borrowing Base Amount.
“Class A Deficiency Amount” has the meaning specified in Section 3.7(a).
“Class A Fee Letter” means the letter agreement, dated as of September 8, 2021, among the Borrower and the Class A Lenders.
“Class A Initial Principal Amount” means the aggregate initial principal amount of the Class A Loans on the Closing Date, which was $350,224,000.
“Class A Lender” means a Lender with respect to a Class A Loan, as identified on Schedule I hereto.
“Class A Lender Interest Purchase Amount” has the meaning specified in Section 7.20(a).
“Class A Lender Interests” has the meaning specified in Section 7.20(a).
“Class A Loan Principal” means, on any date of determination and with respect to any Class A Loan, the outstanding principal amount of such Class A Loan.
“Class A Loan Rate” means, with respect to any day, a variable rate per annum equal to the sum of (i) the Benchmark on such day (or if the Alternative Rate applies on such day pursuant to Section 3.10, the Alternative Rate), plus (ii) the Applicable Margin, plus, if applicable, (iii) (x) during the Amortization Period or if a Rapid Amortization Event has occurred (so long as an Event of Default has not occurred), 1.00%, or (y) if an Event of Default has occurred, 3.00%.
“Class A Loans” means the loans funded by the Class A Advances made by the Class A Lenders.
“Class A Maximum Principal Amount” means $~~553,333,333.33~~0.
“Class A Monthly Interest” has the meaning specified in Section 3.7(a).

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“Class A Unused Commitment” means, at any time, and with respect to any Class A Lender, an amount equal to (i) the Commitment of such Class A Lender at such time, minus (ii) the Class A Loan Principal of such Class A Lender’s Class A Loan at such time; provided that, with respect to any Committed Lender with a related Bank Sponsored Lender, such Committed Lender and its related Bank Sponsored Lender will be considered together for purposes of this determination.
“Class A Unused Fee” has the meaning specified in the Class A Fee Letter, as notified by the Borrower to the Back-Up Servicer and the Servicer in writing; provided that, for the avoidance of doubt, no Class A Unused Fee shall accrue following the end of the Revolving Period.
“Class B Additional Interest” has the meaning specified in Section 3.7(b).
“Class B Advance” has the meaning specified in Section 2.1(a).
“Class B Advance Rate” means 90.0%.
“Class B Aggregate Unused Commitment” means, at any time, an amount equal to (i) the Class B Maximum Principal Amount at such time, minus (ii) the Aggregate Class B Loan Principal at such time.
“Class B Borrowing Base Amount” means, on any date of determination (i) prior to a Class B Paydown Event, (a) the product of (I) the Outstanding Receivables Balance of all Eligible Receivables (other than any Eligible Receivables that would cause the Concentration Limits to be exceeded) and (II) the Class B Advance Rate, minus (b) the Class A Loan Principal, and (ii) following the occurrence of a Class B Paydown Event, zero.
“Class B Borrowing Base Shortfall” means, on any date of determination, the excess, if any, of (i) the Class B Loan Principal, over (ii) the Class B Borrowing Base Amount.
“Class B Deficiency Amount” has the meaning specified in Section 3.7(b).
“Class B Fee Letter” means the letter agreement, dated as of September 8, 2021, among the Borrower and the Class B Lenders.
“Class B Initial Principal Amount” means the aggregate initial principal amount of the Class B Loans on the Closing Date, which was $43,778,000.
“Class B Lender” means a Lender with respect to a Class B Loan, as identified on Schedule I hereto.
“Class B Loan Principal” means, on any date of determination and with respect to any Class B Loan, the outstanding principal amount of such Class B Loan.

“Class B Loan Rate” means, with respect to any day, a variable rate per annum equal to the sum of (i) the Benchmark on such day (or if the Alternative Rate applies on such day pursuant to Section 3.10, the Alternative Rate), plus (ii) the Applicable Margin, plus, if
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applicable, (iii) (x) during the Amortization Period or if a Rapid Amortization Event has occurred (so long as an Event of Default has not occurred), 1.00%, or (y) if an Event of Default has occurred, 3.00%.
“Class B Loans” means the loans funded by the Class B Advances made by the Class B Lenders.
“Class B Maximum Principal Amount” means $~~66,666,667.67~~0.
“Class B Monthly Interest” has the meaning specified in Section 3.7(b).
“Class B Paydown Event” means the determination by a federal regulator that the Class B Loans, or any interest therein, constitute “ownership interests” in a “covered fund,” each as defined in the Volcker Rule.
“Class B Purchase Option” has the meaning specified in Section 7.20(a).
“Class B Purchase Option Exercise Date” has the meaning specified in Section 7.20(a).
“Class B Purchase Option Notice” has the meaning specified in Section 7.20(a). “Class B Purchase Option Period” has the meaning specified in Section 7.20(a).
“Class B Purchase Option Termination Date” has the meaning specified in Section 7.20(a).
“Class B Purchase Option Trigger” has the meaning specified in Section 7.20(a).
“Class B Unused Commitment” means, at any time, and with respect to any Class B Lender, an amount equal to (i) the Commitment of such Class B Lender at such time, minus (ii) the Class B Loan Principal of such Class B Lender’s Class B Loan at such time; provided that, with respect to any Committed Lender with a related Bank Sponsored Lender, such Committed Lender and its related Bank Sponsored Lender will be considered together for purposes of this determination.
“Class B Unused Fee” has the meaning specified in the Class B Fee Letter, as notified by the Borrower to the Back-Up Servicer and the Servicer in writing; provided that, for the avoidance of doubt, no Class B Unused Fee shall accrue following the end of the Revolving Period.
“Closing” has the meaning specified in Section 3.1.
“Closing Date” means September 8, 2021.

VantageScore Threshold, exceeds 9.75% of the aggregate Outstanding Receivables Balance of all Eligible Receivables;
(xiii)    the aggregate Outstanding Receivables Balance of all Eligible Receivables that have an annual percentage rate greater than or equal to 60.0% exceeds 5.0% of the aggregate Outstanding Receivables Balance of all Eligible Receivables;
(xiv)    the aggregate Outstanding Receivables Balance of all Eligible Receivables relating to Legacy Loans exceeds 10% of the Outstanding Receivables Balance of all Eligible Receivables;
(xv)    the aggregate Outstanding Receivables Balance of all Eligible Receivables
relating to Secured Personal Loans exceeds 10.0% of the Outstanding Receivables Balance of all Eligible Receivables;
(xvi)    the aggregate Outstanding Receivables Balance of all Deferment Receivables that are Eligible Receivables and have received a payment deferment during the Monthly Period preceding such date of determination exceeds 1.0% of the aggregate Outstanding Receivable Balance of all Eligible Receivables;
(xvii)    aggregate Outstanding Receivables Balance of all Active Emergency Hardship Deferment Receivables that are Eligible Receivables exceeds 5.0% of the aggregate Outstanding Receivables Balance of all Eligible Receivables;
(xviii)    the aggregate Outstanding Receivables Balance of all Eligible Receivables subject to a Temporary Reduction in Payment Plan exceeds 5.0% of the Outstanding Receivables Balance of all Eligible Receivables; or
(xix)    the aggregate Outstanding Receivables Balance of all Eligible Receivables that were originated by Oportun Bank in Connecticut, New York or Vermont which have an annual percentage rate in excess of 12%, 16% and 12%, respectively, exceeds (a) initially 0.0% of the Outstanding Receivables Balance of all Eligible Receivables and (b) with the prior written consent of ~~Morgan Stanley Bank, N.A.~~the Lenders, 10.0% of the Outstanding Receivables Balance of all Eligible Receivables.
“Consolidated Parent” means initially, Oportun Financial Corporation, a Delaware corporation, and any successor to Oportun Financial Corporation as the indirect or direct parent of Oportun, the financial statements of which are for financial reporting purposes consolidated with Oportun in accordance with GAAP, or if there is none, then Oportun.

“Exit Fee” has the meaning specified in Section 2.8(b).
“Exiting Lender” has the meaning specified in Section 2.2.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Extension Request” has the meaning specified in Section 2.2.
“Extension Criteria” has the meaning specified in Section 2.2.
“Facility Loan” means each Class A Loan or Class B Loan hereunder.
“Facility Termination Date” means the later of (i) the Payment Date on which the Facility Loans, plus all other amounts due and owing to the Lenders and other Secured Parties, are paid in full and the aggregate Commitment is reduced to zero and (ii) October 8, 2024.
“FATCA” means the Foreign Account Tax Compliance Act provisions, sections 1471 through to 1474 of the Code (including any regulations or official interpretations issued with respect thereof or agreements thereunder and any amended or successor provisions).
“FATCA Withholding Tax” means any withholding or deduction required pursuant to FATCA.
“FCA” has the meaning assigned to such term in Section 3.7(c).
“FDIC” means the Federal Deposit Insurance Corporation or any successor thereto.
“Federal Reserve Board” means the Board of Governors of the Federal Reserve System, or any entity succeeding to any of its principal functions.
“Fee Letter” means the Class A Fee Letter or the Class B Fee Letter, as applicable.
“Fees” has the meaning set forth in Section 2.9.
“Final Maturity Date” means the date 365 days after the commencement of the Amortization Period.
“Finance Charges” means any finance, interest, late, servicing or similar charges or fees owing by an Obligor pursuant to the Loans plus all Recoveries.
“Financial Covenants” means each of the Leverage Ratio Covenant, the Adjusted Leverage Ratio Covenant, the Tangible Net Worth Covenant and the Liquidity Covenant.
“Fiscal Year” means any period of twelve consecutive calendar months ending on December 31.

as a “specially designated national” or “blocked person”), the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority.
“Secured Obligations” means (i) all principal and interest, at any time and from time to time, owing by the Borrower on the Facility Loans (including any Facility Loan held by the Seller, the Servicer, the Parent or any Affiliate of any of the foregoing) and (ii) all costs, fees, expenses, indemnity and other amounts owing or payable by, or obligations of, the Borrower, or payable from the trust fund of the Borrower, to any Person (other than any Affiliate of the Borrower) under this Agreement or the other Transaction Documents.
“Secured Parties” has the meaning specified in Section 2.7.
“Secured Personal Loan” means a Loan that is, as of the date of the origination thereof, at least partially secured by a lien on one or more Titled Assets.
“Scheduled Amortization Period Commencement Date” means ~~September 1~~August 29, 2024 (as such date may be extended pursuant to Section 2.2 of this Agreement).
“Securities Act” means the Securities Act of 1933, as amended.
“Securities Intermediary” has the meaning specified in Section 3.5(b) and shall initially be Wilmington Trust, National Association, acting in such capacity under this Agreement.
“Seller” is defined in the Preamble.
“Servicer” means initially PF Servicing, LLC and its permitted successors and assigns and thereafter any Person appointed as successor pursuant to the Servicing Agreement to service the Receivables.
“Servicer Default” has the meaning specified in Section 2.04 of the Servicing Agreement.
“Servicer Transaction Documents” means collectively, this Agreement, the Servicing Agreement, the Back-Up Servicing Agreement, the Control Agreement (in respect of any successor Servicer, solely to the extent such successor Servicer has become a “successor servicer” pursuant to the Control Agreement) and the Intercreditor Agreement, as applicable.
“Servicing Agreement” means the Servicing Agreement, dated as of the Closing Date, among the Borrower, the Servicer and the Collateral Agent, as the same may be amended or supplemented from time to time.
“Servicing Fee” means (A) for any Monthly Period during which PF Servicing, LLC or any Affiliate acts as Servicer, an amount equal to the product of (i)

5.00%, (ii) 1/12 and (iii) the average daily Outstanding Receivables Balance of all Eligible Receivables for the prior Monthly Period (provided, that the Servicing Fee for the first Payment Date shall be based upon the actual number of days in the first Monthly Period) and (B) for any Monthly Period during which any other successor Servicer acts as Servicer, the Servicing Fee shall be an amount equal
~~if to JPMorgan Chase Bank, N.A. or Chariot Funding LLC, shall be mailed, delivered, emailed or faxed and confirmed at the following address:~~
~~JPMorgan Chase Bank N. A.~~
~~10 S Dearborn St~~
~~Chicago, Illinois 60603~~
~~Attention: [***]~~
~~Facsimile: [***]~~
~~Email: [***]~~
~~if to Morgan Stanley Bank, N.A., shall be mailed, delivered, emailed or faxed and confirmed at the following address:~~
~~Morgan Stanley Bank, N.A.~~
~~1585 Broadway, 24th Floor~~
~~New York, New York 10036~~
~~Attention: [***]~~
~~Telephone: [***]~~
~~Email: [***]~~
~~with a copy to:~~
~~Morgan Stanley Bank, N.A.~~
~~[***]~~
~~[***]~~
~~with an additional copy to:~~
~~Morgan Stanley Bank, N.A.~~
~~1 New York Plaza, 41st Floor~~
~~New York, New York 10004~~
~~Attention: [***]~~
~~Telephone: [***]~~
~~Email: [***]~~

if to any other Lender, shall be mailed, delivered, emailed or faxed and confirmed to such Lender at the address set forth in the Assignment Agreement or other agreement pursuant to which it became a Lender; provided that any notice required to be delivered to a Bank Sponsored Lender shall be deemed delivered if delivered to the related Committed Lender;

~~JPMORGAN CHASE BANK, N.A.,~~

~~as a Committed Lender~~
~~By:_________________________________~~
~~Name:~~
~~Title:~~
~~CHARIOT FUNDING LLC,~~
~~as a Bank Sponsored Lender~~
~~By:    ______________________________~~
~~Name:~~
~~Title:~~

~~MORGAN STANLEY BANK, N.A.,~~
~~as a Committed Lender~~
~~By:~~
~~Name:~~
~~Title:~~